UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2006
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation) Number)	(Commission File	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 733-4000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ABM Industries Incorporated (“ABM” or the “Company”) filed a Current Report on Form 8-K on December 13, 2006 (the “Original Form 8-K”), to report the issuance of three press releases, announcing (1) the Company’s financial results for its fiscal year 2006 and the fourth quarter of fiscal year 2006 (Exhibit 99.1), (2) the declaration of a quarterly dividend (Exhibit 99.2), and (3) authorization by the Company’s Board of Directors of the purchase by the Company of up to 2,000,000 shares of its common stock, which purchases may be made at any time through October 31, 2007 (Exhibit 99.3). The Company is filing this Form 8-K/A to file a corrected Exhibit 99.3, which through administrative error had incorrectly indicated that the share buyback period would end October 31, 2006. Items 2.02, 8.01 and 9.01 are unchanged from the Original Form 8-K, as are Exhibits 99.1 and 99.2.
Item 2.02 Results of Operations and Financial Condition.
     On December 12, 2006, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to fiscal year 2006 and the fourth quarter of fiscal year 2006. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.
Item 8.01 Other Events.
     On December 12, 2006, the Board of Directors of the Company declared a quarterly dividend of $0.12 per share, payable on February 5, 2007 to stockholders of record on January 12, 2007. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.2, which is incorporated into this item by reference.
     In addition, on December 12, 2006, the Board of Directors of the Company authorized the purchase of up to 2,000,000 shares of the Company’s common stock, which purchases may be made at any time through October 31, 2007. A copy of the press release announcing the authorization of the common stock repurchase is attached as Exhibit 99.3, which is incorporated into this item by reference.
Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits.
99.1	Press Release of ABM Industries Incorporated dated December 12, 2006, announcing financial results related to fiscal year 2006 and the fourth quarter of fiscal year 2006.
99.2	Press Release of ABM Industries Incorporated dated December 12, 2006, announcing the declaration of a dividend.
99.3	Press Release of ABM Industries Incorporated dated December 12, 2006, announcing the authorization of the common stock repurchase.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: December 14, 2006	By:	/s/ George B. Sundby
George B. Sundby
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release of ABM Industries Incorporated dated December 12, 2006, announcing financial results related to fiscal year 2006 and the fourth quarter of fiscal year 2006.
99.2	Press Release of ABM Industries Incorporated dated December 12, 2006, announcing the declaration of a dividend.
99.3	Press Release of ABM Industries Incorporated dated December 12, 2006, announcing the authorization of the common stock repurchase.